UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2016

Xtant Medical Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operating and Financial Condition

We are furnishing this Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release on July 20, 2016 entitled “Xtant Medical Pre-Announces Second Quarter 2016 Revenue and EBITDA” and filed as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1 hereto) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.xtantmedical.com, however the contents of our website are not incorporated by reference herein.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statements as a result of new information or future events or developments.

Item 7.01       Regulation FD Disclosure.

The Company issued a press release on July 19, 2016 entitled “Xtant Medical Holdings, Inc. to Report Second Quarter 2016 Financial Results on August 1, 2016,” which is attached as Exhibit 99.2 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 20, 2016 entitled “Xtant Medical Pre-Announces Second Quarter 2016 Revenue and EBITDA”
99.2	Press Release dated July 19, 2016 entitled “Xtant Medical Holdings, Inc. to Report Second Quarter 2016 Financial Results on August 1, 2016”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2016
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 20, 2016 entitled “Xtant Medical Pre-Announces Second Quarter 2016 Revenue and EBITDA”
99.2	Press Release dated July 19, 2016 entitled “Xtant Medical Holdings, Inc. to Report Second Quarter 2016 Financial Results on August 1, 2016”